UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 13, 2006

Southern Star Central Corp.

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(Exact name of registrant as specified in its charter)

Delaware	333-110979	04-3712210
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4700 Highway 56, Owensboro, KY		42301
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (270) 852-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

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Item 1.01.

Entry into a Material Definitive Agreement.

A.  Supplemental Indentures

On April 10, 2006, Southern Star Central Corp. (Southern Star) entered into a supplemental indenture to the indenture governing its 8.50% Senior Secured Notes due 2010 (8.50% Notes), following receipt of the requisite consents of noteholders.  The supplemental indenture governing the 8.50% Notes, among other things, eliminates substantially all of the restrictive covenants and certain events of default provisions in the indenture, and substantially revises the procedures for defeasance of the 8.50% Notes, eliminating most of the conditions required to effect a defeasance.  The supplemental indenture became operative on April 13, 2006, the date upon which Southern Star accepted tendered 8.50% Notes for repayment.  A copy of the supplemental indenture is filed as Exhibit 10.1 hereto and is incorporated herein by reference.  The description of the supplemental indenture contained herein is qualified in its entirety by the full text of such exhibit.

On April 7, 2006 Southern Star’s wholly-owned subsidiary, Southern Star Central Gas Pipeline, Inc. (Central), entered into a supplemental indenture to the indenture governing its 7.375% Senior Notes due 2006 (7.375% Notes), following receipt of the requisite consents of noteholders.  The supplemental indenture governing the 7.375% Notes, among other things, eliminates substantially all of the restrictive covenants and certain events of default provisions in the indenture, and substantially revises the procedures for defeasance of the 7.375% Notes, eliminating most of the conditions required to effect a defeasance.  The supplemental indenture also shortens the minimum redemption notice to five business days.  The supplemental indenture became operative on April 13, 2006, the date upon which Central accepted 7.375% Notes for payment.  A copy of the supplemental indenture is filed as Exhibit 10.2 hereto and is incorporated herein by reference.  The description of the supplemental indenture contained herein is qualified in its entirety by the full text of such exhibit.

B.  Indentures

On April 13, 2006, Southern Star completed the private offering of $200,000,000 aggregate principal amount of 6.75% Senior Notes due 2016 (6.75% Notes) pursuant to a purchase agreement with Lehman Brothers Inc. and Credit Suisse Securities (USA) LLC, together, the initial purchasers.  In connection with the offering, Southern Star entered into an indenture (6.75% Notes Indenture) dated April 13, 2006 by and between Southern Star and The Bank of New York Trust Company, N.A., as trustee.  The 6.75% Notes Indenture contains customary restrictive covenants and events of default.  Upon the occurrence of an event of default, the trustee or the holders of the 6.75% Notes may declare all outstanding 6.75% Notes to be due and payable immediately.

Southern Star will pay interest on the 6.75% Notes on March 1 and September 1 of each year, beginning on September 1, 2006.  The 6.75% Notes will mature on March 1, 2016.  The 6.75% Notes are Southern Star’s senior unsecured obligations and rank equal in right of payment to all of its existing and future unsecured indebtedness, including any of Southern Star’s 8.50% Notes that remain outstanding following Southern Star’s pending tender offer for all outstanding 8.50% Notes, and are effectively junior to any secured indebtedness of Southern Star to the extent of the value of the assets securing such indebtedness, if any.  A copy of the 6.75% Notes Indenture is filed as Exhibit 10.3 hereto and is incorporated herein by reference.  The description of the 6.75% Notes Indenture contained herein is qualified in its entirety by the full text of such exhibit.

On April 13, 2006, Central completed the private offering of $230,000,000 aggregate principal amount of 6% Senior Notes due 2016 (6% Notes) pursuant to a purchase agreement with the initial purchasers.  In connection with the offering, Central entered into an indenture (6% Notes Indenture) dated April 13, 2006 by and between Central and The Bank of New York Trust Company, N.A., as trustee.  The 6% Notes Indenture contains customary restrictive covenants and events of default.  Upon the occurrence of an event of default, the trustee or the holders of the 6% Notes may declare all outstanding 6% Notes to be due and payable immediately.

Central will pay interest on the 6% Notes on June 1 and December 1 of each year, beginning on December 1, 2006.  The 6% Notes will mature on June 1, 2016.  The 6% Notes are Central’s senior unsecured obligations and rank equal in right of payment to all of its existing and future unsecured indebtedness, including any of Central’s 7.375% Notes that remain outstanding following Central’s pending tender offer for all outstanding 7.375% Notes, and are effectively junior to any secured indebtedness of Central to the extent of the value of the assets securing such indebtedness, if any.  Central has stated that it intends to redeem all remaining outstanding 7.375% Notes promptly following the completion of the tender offer.  A copy of the 6% Notes Indenture is filed as Exhibit 10.4 hereto and is incorporated herein by reference.  The description of the 6% Notes Indenture contained herein is qualified in its entirety by the full text of such exhibit.

C.  Registration Rights Agreement

In connection with the issuance of the 6.75% Notes, Southern Star entered into a registration rights agreement (Registration Rights Agreement), dated as of April 13, 2006, with the initial purchasers whereby Southern Star agreed to offer to exchange the 6.75% Notes for a new issue of substantially identical notes registered under the Securities Act of 1933, as amended.

Under the Registration Rights Agreement, Southern Star is required, at its own cost, to file an exchange offer registration statement with the Securities and Exchange Commission within 180 days after the issue date of April 13, 2006 (Issue Date) and to use its reasonable best efforts to consummate the exchange offer within 270 days after the Issue Date.  Promptly following the effectiveness of the exchange offer registration statement, Southern Star will keep the exchange offer open for not less than 20 business days after the date on which notice of the exchange offer is mailed to holders of the 6.75% Notes.  In the event that Southern Star breaches its obligations under the Registration Rights Agreement, it will be obligated to pay additional interest to the holders of the 6.75% Notes.  A copy of the Registration Rights Agreement is filed as Exhibit 10.5 hereto and is incorporated herein by reference.  The description of the Registration Rights Agreement contained herein is qualified in its entirety by the full text of such exhibit.

Item 2.03.

Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01(B), which is incorporated herein by reference, with respect to the completion of private offerings by Southern Star and Central of $200,000,000 aggregate principal amount of 6.75% Senior Notes due 2016 and $230,000,000 aggregate principal amount of 6% Senior Notes due 2016, respectively.

Item 3.03.

Material Modification to Rights of Security Holders.

See Item 1.01(A), which is incorporated herein by reference, with respect to the execution of the supplemental indentures effective April 7, 2006 and April 10, 2006, to the indentures governing the 8.50% Notes and the 7.375% Notes, respectively.

Item 9.01.

Financial Statements and Exhibits.

(c)

Exhibits

10.1

Supplemental Indenture dated as of April 10, 2006 to the Indenture dated as of August 8, 2003 by and between Southern Star Central Corp. and Deutsche Bank Trust Company Americas, as trustee.

10.2

Supplemental Indenture dated as of April 7, 2006 to the Indenture dated as of November 8, 1999 by and between Southern Star Central Gas Pipeline, Inc. and The Bank of New York Trust Company, N.A., successor to The Bank of New York, as trustee.

10.3

Indenture dated as of April 13, 2006 by and between Southern Star Central Corp. and The Bank of New York Trust Company, N.A., as trustee.

10.4

Indenture dated as of April 13, 2006 by and between Southern Star Central Gas Pipeline, Inc. and The Bank of New York Trust Company, N.A., as trustee.

10.5

Registration Rights Agreement dated as of April 13, 2006 by and among Southern Star Central Corp., Lehman Brothers Inc. and Credit Suisse Securities (USA) LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2006	SOUTHERN STAR CENTRAL CORP. /s/ Susanne W. Harris
Susanne W. Harris Vice President, Chief Financial Officer and Treasurer